Supplement No. 2 dated November 22, 1999
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to   Prospectus dated February 1, 1999

for  State Street Research Capital Fund
     A series of State Street Research Capital Trust

     Subject to shareholder approval as described below, the following policy changes are expected to be made:

     Investment Objective Changes

     The fund's investment objective will be changed to provide flexibility in managing the fund in light of changes in the mutual fund industry. The fund has proposed a change in its investment objective. If the proposal is approved, the fund intends to seek long-term growth of capital by focusing on mid-capitalization growth stocks. The fund's new objective will read:
     "seeks to provide long-term growth of capital."

     [State Street Logo]

     Control Number: (exp1299)SSR-LD                                CF-368G-1199

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Investment Policy Changes

The fundamental policy regarding diversification of investments will be amended to provide greater investment flexibility. The policy will be amended so that the provisions that limit the fund's investments in any one issuer to 5% of the fund's total assets and prevent the fund from investing in more than 10% of the voting securities of any one issuer, will apply to only 75% of the fund's total assets. Also, the limit would not apply to the purchase of shares of other investment companies or U.S. Government securities as defined under the Investment Company Act of 1940.

The fundamental policy regarding concentration of investments in any one industry will be revised to allow for changes in the definition of an industry, as economic and business developments occur as set forth in a fund's Prospectus and Statement of Additional Information, as amended from time to time.

The fundamental policy regarding the Fund's policy on investments in securities in which fund management or the investment adviser has an interest is being eliminated. This change would allow the fund more flexibility to invest in individual companies.

The policy regarding participation in underwritings will be amended to provide greater investment flexibility (the fund may participate as a selling shareholder in an issuer's public offering).

Rule 12b-1 Plan for Class A Shares

The fund's Rule 12b-1 plan of distribution would be amended to allow the fund to increase its Rule 12b-1 fees. These fees are used to pay for service, distribution and marketing expenses related to sales of Class A shares of the fund. The current 25 basis point fee would be increased to 40 basis points (0.40% or .0040) of the net assets attributable to Class A shares. The fund's distributor anticipates that the fund's Trustees will authorize an initial increase of substantially less than 15 basis points. However, shareholders are being asked to provide the Trustees with the flexibility to adjust the payments in the future within the authorized range.

For Further Information

The above changes will be effective upon, and subject to, shareholder approval at a meeting scheduled for February 2000, or any continued session thereof. For more detailed information about the changes, obtain a copy of the related Proxy Statement by calling the State Street Research Service Center at 1-800-562-0032 after December 6, 1999.

Investment Management

Under the above caption on page 8 of the Prospectus, the third paragraph is revised in its entirety to read as follows:

Catherine Dudley has been responsible for the fund's day-to-day portfolio management since October 1999. A senior vice president, she joined the firm in 1998. During the past five years she has also served as a senior portfolio manager at Chancellor Capital Management and as a portfolio manager at Phoenix Investment Council.